December 16, 1997

HOLLAND BALANCED FUND

Supplement to Prospectus
Dated January 24, 1997

The following information supplements or replaces the information contained in the third paragraph of the section of the Fund's prospectus entitled "Purchase of Shares":

Purchases of shares can be made by wire transfer, check or money order. Share purchase orders are effective on the date the completed Account Application and check are received and date-stamped by the Transfer Agent. The shareholder's bank may impose a charge to execute a wire transfer. The wiring instructions for purchasing shares of the Fund are:

                                     Fifth Third Bank
                                      Cincinnati, OH
                                      ABA # 042000314
                            Attn: Fifth Third - Central Indiana
                                      Acct: 747-88013
                                Benf: Holland Balanced Fund
                           F/F/C (Shareholder's Account at Fund)